UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 1, 2010

FORTINET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34511	77-0560389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1090 Kifer Road

Sunnyvale, CA 94086

(Address of principal executive offices, including zip code)

(408) 235-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 2, 2010 at 10:00 a.m. pacific time, Fortinet management will participate in an investor conference call hosted by Signal Hill Capital Group and will discuss, among other subjects, trends in the security market and the competitive landscape. The conference call can be accessed by dialing (877) 303-6913, with conference identification 98430378. A live webcast of the conference call will be accessible from the Investor Relations page of Fortinet’s website at http://investor.fortinet.com/events.cfm, and a replay will be archived and accessible at: http://investor.fortinet.com/events.cfm through September 9, 2010 or by dialing (800) 642-1687 (domestic) or (706) 645-9291 (international), with conference identification 98430378.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortinet, Inc.

Date: September 1, 2010	By:	/S/ JOHN WHITTLE
John Whittle Vice President and General Counsel